                           CREATIVE TECHNOLOGIES CORP.

                                 170 53RD STREET

                            BROOKLYN, NEW YORK 11232

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 5, 1999




TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Creative Technologies Corp. (the "Company") will be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on October 5, 1999 at 10:00 A.M. New York time, to consider the following proposals:

     1. To elect directors, each to serve for a term of one year or until his respective successor is elected and qualifies;

     2. To ratify the appointment of Goldstein Golub Kessler & Company, P.C. as the Company's independent accountants; and

     3. To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on August 25, 1999 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 1998 is enclosed.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                             By Order of the Board of Directors



Dated:   New York, New York                  David Selengut
         August 31, 1999                     Secretary

                           CREATIVE TECHNOLOGIES CORP.

                                 170 53RD STREET

                            BROOKLYN, NEW YORK 11232

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 OCTOBER 5, 1999



This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Technologies Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on October 5, 1999, at 10:00 A.M. New York time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

At the Annual Meeting, the Shareholders will vote to:

     1.   Elect the directors of the Company;

     2. Ratify the selection of Goldstein Golub Kessler & Company, P.C. as the Company's independent auditors; and

     3.   Transact such other business as may properly come before the meeting.

The Company knows of no other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked; (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

The principal executive offices of the Company are located at 170 53rd Street, Brooklyn, New York 11232. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's shareholders is September 3, 1999.



                                VOTING SECURITIES


Only holders of Shares of Common Stock, par value $.09 per share and the holders of shares of 1997 Preferred Stock (the "Shares"), of record as at the close of business on August 25, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were 4,117,444 shares of Common Stock issued and outstanding and 3,500 shares of 1997 Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the meeting and each share of 1997 Preferred Stock is entitled to 1,000 votes. The holders of the 1997 Preferred Stock vote as one group along with the holders of the shares of Common Stock. The holders of a majority of the votes shall constitute a quorum. The affirmative vote of the holders of the majority of votes present at the Annual Meeting and voting is necessary for the election of directors and for the approval of each resolution. Votes "withheld" will be counted as present at the meeting and, accordingly, will have the effect of a negative vote.

The holders of shares of Common Stock are entitled to receive such dividends, if any, as may be declared, from time to time, by the Board of Directors from funds legally available therefor, subject to the dividend preferences of the Preferred Stock. Upon liquidation or dissolution of the Company, the holders of shares of Common Stock are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock. Holders of shares of Common Stock have no preemptive rights, no cumulative voting rights and no rights to convert their shares of Common Stock into any other securities.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 1999, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Shares, by each director of the Company who owns any Shares, and by all officers and directors as a group. This table includes the shares of 1997 Preferred Stock which have the right to cast 1000 votes per share of 1997 Preferred Stock.

                                                                Percentage of
                                                                   Class
Name of Beneficial            Number of Shares of                  As of
     Owner                    Common Stock Owned (1)            July  31, 1999
------------------            ----------------------            --------------
Bonnie Septimus (2)                 2,715,164                         49.8%
72 Lord Avenue
Lawrence, NY

David Guttmann  (3)                 2,883,738                         52.6%
170 53rd Street
Brooklyn, NY

Richard Helfman (4)                 297,777                            6.7%
170 53rd Street
Brooklyn, NY

Lala Bessler (5)                    135,046                            3.2%
170 53rd Street
Brooklyn, NY

All officers and
directors as a
group (4 persons)(6)                3,316,561                         56.4%


(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) A portion of the Common Stock is owned by Mrs. Septimus as nominee for certain members of her family and shares owned by her husband, as to which she disclaims beneficial interest of. Also includes shares of Common Stock issuable upon conversion of 1996-A Preferred Stock and 1,324.5 shares of 1997 Preferred Stock which represents the right to 1,324,500 votes.

(3) A portion of the Common Stock is currently being held by Mr. Guttmann as nominee for certain members of his immediate family. Includes 16,666 shares issuable upon exercise of stock options. Also includes shares of Common Stock issuable upon conversion of 1996 and 1996-A Preferred Stock and of 1,357 shares of 1997 Preferred Stock which represents the right to 1,357,000 votes.

(4)  Includes 275,000 shares underlying immediately exercisable options.

(5) Includes 125,000 shares underlying immediately exercisable options and 2,190 shares owned by her husband as to which she disclaims beneficial ownership of.

(6)  Includes the shares described in footnotes (3), (4) and (5) above.

                            DIRECTORS OF THE COMPANY

          Name            Age      Title
          ----            ---      -----

     David Guttmann       52       Chairman of the Board

     Richard Helfman      52       Director and President of the Company and IHW

     David Selengut       43       Secretary

     Lala Bessler         51       Director and President of Ace


     David Guttmann has been a Director and Chief Executive Officer of the Company since May 1994 and Chairman of the Board since May 1997. From June 1983 until May 1994, Mr. Guttmann was Chief Executive Officer of Applied Microbiology Inc., and was its chairman until October 1995.

     Richard Helfman has been a Director of the Company since April 1990 and President since March 1990. He has also been President of IHW, Inc. since July, 1997. From May 1987 to June 1989, Mr. Helfman was a commercial lending officer at The First New York Bank for Business, and from 1979 until May 1987, was a commercial lending officer at Extebank.

     David Selengut has been Secretary of the Company since September 1987. Mr. Selengut has been an attorney with Ellenoff Grossman & Schole LLP since May 1998, was a partner at the law firm of Bernstein and Wasserman LLP from June 1997 to April 1998 and was a partner at the law firm of Singer Zamansky LLP from May 1995 until April 1997. Those firms have acted as counsel to the Company with respect to certain matters. From May 1988 until April 1995, he was an Associate in the law firm of Neiman Ginsburg & Mairanz P.C., New York, New York.

     Lala Bessler has been a Director of the Company since December 1998 and President of Ace Surgical Supply Co., Inc. since 1986.

     Each of the Company's Directors has been elected to serve until the next annual meeting of the stockholders. The Company's executive officers are appointed annually by the Company's Directors. Each of the Company's Directors and Officers continues to serve until his successor has been elected and qualified.

     To the Company's knowledge, there were no delinquent 16(a) filers for transactions in the Company's securities during the year ended December 31, 1998.

                             EXECUTIVE COMPENSATION

     The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the preceding three fiscal years is as follows:


                           SUMMARY COMPENSATION TABLE

                                            Annual                         Long-Term
                                         Compensation                     Compensation

                                                         Other Annual        Awards
    Name and Principal                      Salary       Compensation       Options
          Position               Year        ($)             ($)              (#)
    ------------------           ----       ------       ------------     -------------
David Guttmann,                  1998      $106,333
Chief Executive Officer          1997      $122,596                        16,666(1)
                                 1996      $50,000

Richard Helfman,                 1998      $126,485                         250,000
President                        1997      $147,115                        25,000(1)
                                 1996      $180,000

Lala Bessler                     1998      $116,406                         125,000

(1) Represents options previously granted with the exercise price lowered to $.44 on August 21, 1997.


                              OPTION GRANTS IN 1998

                                                Percent of Total
                                               Options Granted to
       Name                 Options Granted    Employees in Fiscal    Exercise Price
       (a)                       (b)               Year 1998               $              Expiration Date
       -----                ---------------    -------------------    --------------      ---------------
David Guttmann,
Chief Executive Officer          none
Richard Helfman
President                       250,000              43.0%                 $.28          November 30, 2003
Lala Bessler                    125,000              21.5%                 $.28          November 30, 2003

       AGGREGATED OPTION EXERCISES IN 1998 AND FOR YEAR-END OPTION VALUES


                                                                Number of              Value of
                                                               Unexercised       Unexercised in-the-
                                                             Options at Fiscal    Money Options at
                                                                Year-End           Fiscal Year-End
                                                                  (#)                   ($)
                     Shares Acquired on     Value Realized     Exercisable/          Exercisable/
Name                      Exercise (#)           ($)          Unexercisable         Unexercisable
(a)                           (b)                (c)              (d)                   (e)
----                 ------------------     --------------   -----------------   -------------------
David Guttmann                -0-                 -0-           16,666/0                -0-

Richard Helfman               -0-                 -0-           275,000/0               -0-

Lala Bessler                  -0-                 -0-           125,000/0               -0-


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Barry Septimus and David Guttmann personally guaranteed certain indebtedness of the Company in the amount of $2,814,000 as of June 30, 1999. During May 1999, certain creditors demanded payment of a portion of their debt from the Company. As Company was unable to meet these demands, payments totaling $1,037,000 were made by these guarantors. The Company delivered a promissory note to these guarantors in said amount. The principal and accrued interest at a rate of 12% per year are due upon demand. Interest on the unpaid principal is payable monthly. The Company pledged all of the shares of Ace and IHW to these guarantors, subject to the prior security interest of the financial institution and other noteholders.

     The Company and Ace's executive offices and warehousing space at 170 53rd Street, Brooklyn, New York, are leased from an entity owned by Barry Septimus and David Guttmann. At June 30, 1999, the Company owed the entity $496,000 for prior rental of these offices. During April 1999, this entity sold the building occupied by the Company and the Company moved into substantially less office and warhousing space at the same location.

     In December 1996, the Company and Ace obtained lines of credit aggregating $3,000,000 from Century Business Credit Corporation ("Century"). Currently Ace and IHW can borrow $1,800,000 and $1,200,000, respectively. David Guttmann guaranteed up to $1,000,000 of the Company's and its subsidiaries' obligations to Century.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

At the Annual Meeting, three Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify. The accompanying form of Proxy will be voted for the re-election as Directors of Lala Bessler, Richard Helfman and David Guttmann, unless the Proxy contains contrary instructions. See "Directors of the Company" for a description of such nominees' business experience. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                   PROPOSAL 2

            APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors intends to appoint Goldstein Golub Kessler & Company, P.C., independent public accountants, to audit the accounts of the Company for the fiscal year ending December 31, 1999. Goldstein Golub Kessler & Company, P.C. was initially appointed by the Board of Directors in 1997 in connection with the audit of the Company's accounts for the fiscal year ended December 31, 1997 and was subsequently reappointed to audit the Company's accounts for fiscal year ended December 31, 1998. Goldstein Golub Kessler & Company, P.C. has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

Representatives of Goldstein Golub Kessler & Company, P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Approval of the proposal requires the affirmative vote of the holders of a majority of the Common Stock and the 1997 Preferred Stock, voting as a group, with respect thereto. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR' RATIFICATION OF THE APPOINTMENT OF THE AUDITORS

The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended December 31, 1998 (as filed with the Securities and Exchange Commission), including financial statements.

All such requests should be directed to Henry Lam at Creative Technologies Corp., 170 53rd Street, Brooklyn, New York 11232.

All proposals of shareholders intended to be included in the proxy statement to be presented in the 2000 Annual Meeting materials must be received by the Company's executive offices in Brooklyn, New York, no later than March, 2000.

                                    By Order of the Board of Directors


Dated: August 31, 1999
                                    David Selengut
                                    Secretary

                                      PROXY
                                      -----

                             THIS PROXY IS SOLICITED


                       ON BEHALF OF THE BOARD OF DIRECTORS

                           CREATIVE TECHNOLOGIES CORP.
                                 170 53RD STREET
                            BROOKLYN, NEW YORK 11232


The undersigned hereby appoints David Selengut and Henry Lam as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Creative Technologies Corp. held of record by the undersigned on August 25, 1999 at the Annual Meeting of Shareholders to be held on October 5, 1999 or any adjournment thereof.


1.   Election of Directors

          FOR  ALL NOMINEES LISTED BELOW
                    (except as marked to the contrary below)_____


         WITHHOLD AUTHORITY
                    to vote for all nominees below ______

                   (INSTRUCTION: To withhold authority to vote
                    for any individual nominee strike a line
                  through the nominee's name in the list below)

                  Lala Bessler, Richard Helfman, David Guttmann


2. To ratify the appointment of Goldstein Golub Kessler & Company, P.C. as the independent auditors for the Company for the fiscal year ending December 31, 1999.

      FOR ___       AGAINST ___      ABSTAIN ___

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. Please sign exactly as name appears below. When Shares are held by joint tenants, both must sign.


                                       Dated:                       , 1999
                                             ----------------------

                                       -----------------------------------
                                                   Signature

                                       -----------------------------------
                                             Signature if held jointly



When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.